14. Deferred Compensation and Supplemental Employee Retirement Plans	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
14. Deferred Compensation and Supplemental Employee Retirement Plans

The Company maintains a directors’ deferred compensation plan and, prior to 2005, maintained a retirement plan for its directors. Participants are general creditors of the Company with respect to these benefits. The benefits accrued under these plans were $413,884 and $409,684 at December 31, 2012 and 2011, respectively. Expenses associated with these plans were $24,199 and $31,377 for the years ended December 31, 2012 and 2011, respectively.

The Company also maintains a supplemental employee retirement plan for certain key employees of the Company. Benefits accrued under this plan were $306,815 and $243,875 at December 31, 2012 and 2011, respectively. The expense associated with this plan was $62,940 and $30,165 for the years ended December 31, 2012 and 2011, respectively.